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                                                                   EXHIBIT 23.3

                    HAMILTON, BROOK, SMITH & REYNOLDS, P.C.

            TWO MILITIA DRIVE, LEXINGTON, MASSACHUSETTS 02173-4799
              TELEPHONE: (617) 861-6240 FACSIMILE: (617) 861-9540

          CONSENT OF SPECIAL COUNSEL FOR CUBIST PHARMACEUTICALS, INC.

  We hereby consent to the reference to our name, and to the statements with respect to us, in Cubist Pharmaceuticals, Inc.'s Registration Statement on Form S-1 and the Prospectus relating thereto under the caption "Experts".

                                      HAMILTON, BROOK, SMITH & REYNOLDS, P.C.

                                      BY: /S/ DAVID E. BROOK
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Dated:  October 25, 1996